CERTIFICATE OF DETERMINATION OF PREFERENCES
                                     OF THE
                            SERIES E CONVERTIBLE PREFERRED STOCK,
                      SERIES F CONVERTIBLE PREFERRED STOCK
                                       AND
                      SERIES G CONVERTIBLE PREFERRED STOCK
                                       OF
                                    THE RIGHT START, INC.

                     (Pursuant to Section 401 of the General
                         Corporation Law of the State of California)

                         -------------------------------------------

               The undersigned hereby certify that (1) they hold the offices for The Right Start, Inc., a California corporation (the "Corporation") indicated below their names, and (2) under authority given by the Corporation's Second Amended and Restated Articles of Incorporation (the "Restated Articles"), the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

               WHEREAS, the Restated Articles provide for a class of shares known as "Preferred Stock," issuable from time to time in one or more series;

               WHEREAS, the Board of Directors of the Corporation is authorized to determine the rights, preferences, privileges, and restrictions granted to or imposed on any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to determine the designation thereof, or any of them;

               WHEREAS, the Restated Articles provide that the Corporation is authorized to issue Two Hundred and Fifty Thousand (250,000) shares of Preferred Stock;

               WHEREAS, the Corporation has issued one-hundred thirty thousand five hundred twenty-nine (130,529) shares of Preferred Stock and the Board of Directors of the Corporation desires to determine the rights, preferences, privileges, and restrictions relating to three (3) additional series of Preferred Stock and the number of shares constituting and the designation of such series;

               WHEREAS, the Board of Directors of the Corporation has determined that 16,818.815 shares of Preferred Stock shall be designated as Series E Convertible Preferred Stock;

               WHEREAS, the Board of Directors of the Corporation has determined that one thousand eight hundred (1,800) shares of Preferred Stock shall be designated as Series F Convertible Preferred Stock;

               WHEREAS, the Board of Directors of the Corporation has determined that two thousand five hundred (2,500) shares of Preferred Stock shall be designated as Series G Convertible Preferred Stock; and

               WHEREAS, a majority of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock have approved the authorization of the Series E Convertible Preferred Stock, Series F Convertible

Preferred Stock, and Series G Convertible Preferred Stock with the rights, preferences, privileges, and restrictions relating to each as described below.


SERIES E CONVERTIBLE PREFERRED STOCK

               NOW, THEREFORE, BE IT RESOLVED, that pursuant to Article III of the Restated Articles, the Board of Directors hereby creates the Corporation's Series E Convertible Preferred Stock and determines the designation of, number of shares constituting, and the rights, preferences, privileges, and restrictions relating to the Series E Convertible Preferred Stock as follows:

I. Designation and Amount. The number of shares constituting the Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred Stock"), shall be 16,818.815 shares.

II.     Dividends and Distributions.

          A. Dividends. The holders of Series E Preferred Stock shall not be entitled to receive dividends.

           B. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series E Preferred Stock shall be entitled to receive with respect to each share, out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, a sum equal to One Thousand Dollars ($1000.00) per share (the "Series E Preferred Liquidation Preference"), and no more, before any payment shall be made or any assets distributed to holders of Common Stock or any other capital stock of the Corporation ranking junior as to the payment upon liquidation, dissolution or winding up including, without limitation, all series of Preferred Stock hereafter issued by the Corporation (unless such later issued series has parity or is senior in priority, and has been permitted under
           Section III) (collectively, "Junior Liquidation Stock") and, after June 1, 2002, after all liquidation preference payments to which holders of the Series A Preferred Stock are entitled shall have been made. The Series E Preferred Stock shall be (i) senior as to liquidation to the Common Stock, the Corporation's Series F Convertible Preferred Stock, par value $0.01 per share (the "Series F Preferred Stock"), and all Junior Liquidation Stock, (ii) junior as to liquidation to the Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred Stock") and Series D Convertible Pay-in-Kind Preferred Stock, par value $.01 per share ("Series D Preferred Stock"), until such time as the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock have consented to parity of liquidation with the Series E Preferred Stock, and, from the time consent is given, on a parity as to liquidation with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, (iii) in any case after June 1, 2002, junior to the Series A Preferred Stock and (iv) from and after the date hereof, on a parity with the Corporation's Series G Convertible Preferred Stock, $.01 per share (the "Series G Preferred Stock"), to the extent set forth in the Series G Preferred Stock Certificate of Determination of Preferences. In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series E Preferred Stock and any other class or series of the Corporation's capital stock which has or may hereafter have parity as to liquidation rights with the Series E

           Preferred Stock (including, the Series A Preferred Stock (prior to June 1, 2002 only), the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock, in each case at and after such time as the holders thereof have consented to such parity of liquidation preference, the "Parity Liquidation Stock"), the holders of the Series E Preferred Stock and the holders of the Parity Liquidation Stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation preference of the Series E Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a merger, consolidation, or other business combination of the Corporation with or into another corporation or other entity nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property shall be considered a liquidation, dissolution or winding up of the Corporation for purposes of this Section II.B. (unless in connection therewith the liquidation of the Corporation is specifically approved by the shareholders of the Corporation). The holder of any shares of Series E Preferred Stock shall not be entitled to receive any payment owed for such shares under this
           Section II.B. until such holder shall cause to be delivered to the Corporation (i) certificate(s) representing such shares of Series E Preferred Stock and (ii) transfer instruments satisfactory to the Corporation and sufficient to transfer such shares to the Corporation free and clear of any adverse interest.

    III. Voting Rights. If the aggregate liquidation preference of the outstanding Series E Preferred Stock equals or exceeds $4 million, any (i) merger, acquisition or sale of all or substantially all assets to which the Corporation is a party and (ii) equity issuance by the Corporation (other than (a) an issuance of 1,800 shares of Series F Preferred Stock to the owners of the Corporation's online and internet business, (b) an issuance of 1,100,000 shares in connection with the bankruptcy of Zany Brainy, Inc. and its Affiliates, (c) pursuant to the conversion of outstanding convertible equity of the Corporation and (d) an issuance of 2,200 shares of Series G Preferred Stock), shall require the consent of the holders of at least a majority of the outstanding shares of Series E Preferred Stock, voting together as a separate class. If the aggregate liquidation preference of the outstanding Series E Preferred Stock is less than $4 million, the holders of the Series E Preferred Stock shall be entitled to vote with the holders of the Common Stock with respect to matters set forth in clauses (i) and (ii) in the preceding sentence and such vote shall be determined on an as-converted basis with each share of Series E Preferred Stock providing its holder with a number of votes equal to the number of shares of Common Stock into which such share of Series E Preferred Stock is convertible. At all times, consent of the holders of at least a majority of the outstanding shares of Series E Preferred Stock, voting together as a separate class, shall be required to authorize the issuance of additional shares of Series E Preferred Stock.

    In addition, consent of the holders of at least a majority of the shares of Series E Preferred Stock (unless the consent of a greater percentage is required by applicable law or the Corporation's articles of incorporation as then in effect), voting together as a single class, will be required for (a) each amendment of the Corporation's articles of incorporation as then in effect which adversely affects the relative rights, preferences, qualifications, limitations or restrictions of the Series E Preferred Stock, or (b) any reclassification of the Series E Preferred Stock. Except for such consent rights and such voting rights as may be provided by applicable law or herein, the Series E Preferred Stock shall have no voting rights as a separate series except the right to vote as a separate series within the class of preferred stock as to any matters regarding the modification of the rights, privileges or terms of the Series E Preferred Stock. Any required vote of the Series E Preferred Stock as a separate series will be accomplished by the vote of a majority of the shares of such series. A class vote on the part of the Series E Preferred Stock specifically shall not be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with the authorization, issuance or increase in the amount of any notes, bonds, mortgages, debentures or other obligations of the Corporation not convertible into or exchangeable, directly or indirectly, for equity of the Corporation.

    IV.    Conversion

           A.  Automatic and Voluntary Conversion.

               (i)  Conversion,

               (a) Automatic Conversion. Subject to the immediately following sentence, the Series E Preferred Stock shall automatically convert into Common Stock (without a liquidation preference) immediately upon (and not before) (1) approval of the conversion feature in the Series E Preferred Stock by the Corporation's holders of Common Stock and (2) authorization by the Corporation's holders of Common Stock of sufficient additional Common Stock to permit such conversion as well as the exercise of any outstanding warrants to purchase Common Stock (collectively, "Shareholder Authorization").

               If any convertible securities of the Corporation (other than employee or director options, outstanding warrants to purchase Common Stock or the Series E Preferred Stock) remain outstanding (the "Remaining Convertible Securities") at the time the Series E Preferred Stock would otherwise automatically convert under this section, that portion of the Series E Preferred Stock convertible into a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion of the Remaining Convertible Securities shall not automatically convert except to the extent the Remaining Convertible Securities are later converted or as provided in paragraph (b) of this Section IV.(A).(i).

               (b) Conversion Right. Notwithstanding the foregoing, the holders of the Series E Preferred Stock at their option and from time to time, may convert any or all of their Series E Preferred Stock into Common Stock once the conditions in (a)(1) and (2) above (the "Automatic Conversion Conditions") have been met regardless of whether any Remaining Convertible Securities remain outstanding, but that Series E Preferred Stock outstanding because of the foregoing shall be automatically converted into Common Stock as, and to the extent, the Remaining Convertible Securities are converted into Common Stock.

                  (ii) Conversion Rate. Series E Preferred Stock shall be convertible into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the Series E Preferred Liquidation Preference by $1.43, as adjusted from time to time as provided herein (the "Conversion Rate") and by surrender of such shares of Series E Preferred Stock so to be converted in the manner provided in Section IV.A.(iii) or (iv). The Conversion Rate shall initially be

                  $1.43 as set forth above and shall be subject to adjustment and readjustment from time to time as set forth in Section IV.C.

                  (iii) Mechanics of Automatic Conversion. Notice of automatic conversion of the Series E Preferred Stock ("Automatic Conversion Notice") specifying the time of conversion, the Conversion Rate, the fact of Shareholder Authorization or conversion of Remaining Convertible Securities, as applicable, and the paragraph pursuant to which such conversion occurred, shall be sent via facsimile to the holder not more one Business Day after such Shareholder Authorization or receipt of notice by the Corporation of a conversion of Remaining Convertible Securities, as the case may be, and mailed by certified or registered mail, return receipt requested, at the address for such holder shown on the Corporation's records not more five (5) Business Days after such Shareholder Authorization or receipt of notice by the Corporation of a conversion of Remaining Convertible Securities, as the case may be. For the purpose of this section only, if receipt of notice by the Corporation of a conversion of Remaining Convertible Securities occurs after 4:00pm Eastern Standard Time, then receipt of such notice shall be deemed to have occurred on the following Business Day. Upon mailing any Automatic Conversion Notice, the Corporation shall issue and deliver at its principal offices to such holder of Series E Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock and a check or cash with respect to any fractional interest in a share of Common Stock to which he shall be entitled as aforesaid in accordance with the Section IV.B. Automatic conversion shall be deemed to have been made on the date the later of the two Automatic Conversion Conditions occurs or on the date of the conversion of Remaining Convertible Securities, as applicable, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. On the date of such mailing, the certificates representing the Series E Preferred Stock shall be null and void and shall no longer represent an interest in the Corporation. Any Automatic Conversion Notice that is mailed as provided in this subsection (iii) shall be conclusively presumed to have been duly given, whether or not the holder of the Series E Preferred Stock receives such notice; and failure to give such notice or any defect in such notice shall not affect the validity of the proceedings for the automatic conversion of Series E Preferred Stock.

                  (iv) Mechanics of Voluntary Conversion. In order to exercise the voluntary conversion privilege set forth in Section IV.A.(i)(b) the holder of one or more shares of Series E Preferred Stock to be converted shall surrender such shares to the Secretary of the Corporation at the Corporation's principal offices, accompanied by the funds, if any, required to pay transfer or similar taxes and shall give written notice (the "Conversion Notice") to the Corporation that such holder elects to convert all or a specified number of such shares and stating in such Conversion Notice, his name or the name or names of his nominees in which he wishes the certificate or certificates for Common Stock to be issued, together with instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or his duly authorized attorney. As promptly as practicable after the surrender of such shares of Series E Preferred Stock, the receipt of the Conversion Notice, instruments of transfer and funds to pay any transfer or similar tax, if any, and if the Automatic Conversion Conditions have been met as aforesaid, the Corporation shall issue and deliver at such offices to such holder of Series E Convertible Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock and a check or cash with respect to any fractional interest in a share of Common Stock to which he shall be entitled as aforesaid in accordance with Section IV.B and, if less than the full number of shares of Series E Preferred Stock evidenced by such surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares of Series E Preferred Stock evidenced by such surrendered certificate less the number of such shares of Series E Preferred Stock being converted. Any conversion made at the election of a holder of Series E Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date of such surrender of such shares to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date.


           B. Fractional Shares. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Series E Preferred Stock. In lieu of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of any shares of Series E Preferred Stock, the Corporation shall pay to the holder of such shares an amount in cash (computed to the nearest cent) equal to the closing price of the Common Stock (as reported on the national exchange or quotation system on which the Common Stock is then traded; or, if the Common Stock is not then traded on such an exchange or system, as determined in good faith by the Board of Directors of the Corporation) on the Business Day next preceding the day of conversion, multiplied by the fractional interest that otherwise would have been deliverable upon conversion of such shares.

           C.  Adjustments to Conversion Rate:

               1. Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time after the Preferred Stock Issuance Date the Corporation shall, subject to the restrictions set forth in
               Section IV.D.:

                    (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock,

                    (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or

                    (iii) combine its outstanding shares of Common Stock into a smaller number of shares,

               then in each such case the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of any share of Series E Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subsection shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision or combination.

           D. No impairment. The Corporation will not through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section IV and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of shares of Series E Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of the Series E Preferred Stock, and (ii) will not take any action which results in any adjustment of the Conversion Rate if the total number of shares of Common Stock issuable after the action upon the conversion of all of the shares of Series E Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Restated Articles and available for the purpose of issue upon such conversion.

           E. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this
           Section IV, the Corporation shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series E Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock then outstanding or deemed to be outstanding, and (ii) the Conversion Rate in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof, showing how such Conversion Rate was calculated. The Corporation shall, as promptly as practicable following its receipt of the written request of any holder of shares of Series E Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the Conversion Rate at the time in effect, showing how it was calculated and (ii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series E Preferred Stock.

           F. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series E Preferred Stock at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.


V. Miscellaneous. This Certificate of Determination shall also be governed by the following:

           A. Amendment and Waiver. This Certificate of Determination may be amended or otherwise altered in accordance with applicable law and
           Section III. No amendment, modification or waiver of any provision hereof shall extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon. No course of dealing, and no failure to exercise or delay in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver, amendment or modification of any provision of this Certificate of Determination.

           B. Reacquired Shares. Any shares of Series E Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall, upon their cancellation, become authorized but unissued shares of Preferred Stock of the Corporation, undesignated as to series.

           C. Registration. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Series E Preferred Stock. Upon the surrender of any certificate representing Series E Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series E Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws and any other applicable restrictions. Each such new certificate shall be registered in such name and shall represent such number of shares of Series E Preferred Stock as shall be requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

          D. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit and indemnity of the registered holder, including a bond if so requested by the Corporation, shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Common Stock, Series E Preferred Stock and, in the case of loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the registered holder is a financial institution, its own agreement of indemnity shall be satisfactory), or, in the case of mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Common Stock or Series E Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          E. Definitions. The following terms shall have the following meanings, which meanings shall be equally applicable to the singular and plural forms of such terms:

                      "Affiliate" of a Person means a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                      "Business Day" means any day which is not a Saturday or a Sunday or a public holiday or a day on which banks are required or permitted to close under the laws of the State of California.

                      "Common Stock" means the Common Stock of the Corporation without par value.

                      "Conversion Rate" shall have the meaning set forth in
           Section IV.A.(ii).

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at any applicable time.

                      "Person" shall include an individual, a corporation, a limited liability company, an association, a partnership, a limited liability partnership, a trust or estate, a government or any agency or political subdivision thereof, or any other entity.

                      "Preferred Stock Issuance Date" means the date on which the Corporation first issues any shares of Series E Preferred Stock.

          F. Preemptive Rights. The Series E Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

VI. Notices. All notices provided hereunder shall be in writing and shall be delivered by courier, messenger, registered or certified mail, return receipt requested, postage prepaid or by facsimile, receipt confirmed by sender and will be deemed to have been given when so mailed (or receipt confirmed in the case of a facsimile) (i) to the Corporation, at its principal executive offices and (ii) to the holder of Series E Preferred Stock, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder in notice to the Corporation conforming with this Section VI).

VII. Common Stock Reserved. The Corporation shall at all times after the Automatic Conversion Conditions are met, reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series E Preferred Stock.


SERIES F CONVERTIBLE PREFERRED STOCK

               NOW, THEREFORE, BE IT RESOLVED, that pursuant to Article III of the Restated Articles, the Board of Directors hereby creates the Corporation's Series F Convertible Preferred Stock and determines the designation of, number of shares constituting, and the rights, preferences, privileges, and restrictions relating to the Series F Convertible Preferred Stock as follows:

     I. Designation and Amount. The number of shares constituting the Series F Convertible Preferred Stock, par value $.01 per share (the "Series F Preferred Stock"), shall be One Thousand Eight Hundred (1,800) shares.

    II.    Dividends and Distributions.

          A. Dividends. The holders of Series F Preferred Stock shall not be entitled to receive dividends.

           B. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series F Preferred Stock shall be entitled to receive with respect to each share, out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, a sum equal to $0.01 per share (the "Series F Preferred

           Liquidation Preference"), and no more, before any payment shall be made or any assets distributed to holders of Common Stock and, after all liquidation preference payments to which holders of the any other series of Preferred Stock are entitled shall have been made. The Series F Preferred Stock shall be (i) senior as to liquidation to the Common Stock, (ii) junior as to liquidation to the Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred Stock") and Series D Convertible Pay-in-Kind Preferred Stock, par value $.01 per share ("Series D Preferred Stock"), Series E Convertible Preferred Stock, par value $.01 per share, ("Series E Preferred Stock"), and Series G Convertible Preferred Stock, par value $.01 per share ("Series G Preferred Stock"). In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series F Preferred Stock then the holders of the Series F Preferred Stock shall receive amounts available for distribution to them pro-rata based on the number of shares held by them. After payment in full of the liquidation preference of the Series F Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a merger, consolidation or other business combination of the Corporation with or into another corporation or other entity nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property shall be considered a liquidation, dissolution or winding up of the Corporation for purposes of this Section II.B. (unless in connection therewith the liquidation of the Corporation is specifically approved by the shareholders of the Corporation). The holder of any shares of Series F Preferred Stock shall not be entitled to receive any payment owed for such shares under this
           Section II.B. until such holder shall cause to be delivered to the Corporation (i) certificate(s) representing such shares of Series F Preferred Stock and (ii) transfer instruments satisfactory to the Corporation and sufficient to transfer such shares to the Corporation free and clear of any adverse interest.

    III. Voting Rights. Consent of the holders of at least a majority of the shares of Series F Preferred Stock (unless the consent of a greater percentage is required by applicable law or the Corporation's articles of incorporation as then in effect), voting together as a single class, will be required for (a) each amendment of the Corporation's articles of incorporation as then in effect which adversely affects the relative rights, preferences, qualifications, limitations or restrictions of the Series F Preferred Stock, or (b) any reclassification of the Series F Preferred Stock. Except for such consent rights and such voting rights as may be provided by applicable law or herein, the Series F Preferred Stock shall have no voting rights as a separate series except the right to vote as a separate series within the class of preferred stock as to any matters regarding the modification of the rights, privileges or terms of the Series F Preferred Stock. Any required vote of the Series F Preferred Stock as a separate series will be accomplished by the vote of a majority of the shares of such series. A class vote on the part of the Series F Preferred Stock specifically shall not be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with the authorization, issuance or increase in the amount of any notes, bonds, mortgages, debentures or other obligations of the Corporation not convertible into or exchangeable, directly or indirectly, for equity of the Corporation.

    IV.    Conversion

           A.  Automatic Conversion.

                  (i) Shareholder Authorization. The Series F Preferred Stock shall automatically convert into Common Stock (without a liquidation preference) immediately upon (and not before) approval of the conversion feature in the Series F Preferred Stock by the Corporation's holders of Common Stock (the "Shareholder Authorization").

                  (ii) Conversion Rate. Series F Preferred Stock shall be convertible into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by multiplying the number of shares of Series F Preferred Stock by 1,000, as adjusted from time to time as provided in Section IV.C. (the "Conversion Rate"), and by surrender of such shares of Series F Preferred Stock so to be converted in the manner provided in
                  Section IV.A.(iii).

                  (iii) Mechanics of Automatic Conversion. Notice of automatic conversion of the Series F Preferred Stock ("Automatic Conversion Notice") specifying the time of conversion, the Conversion Rate, and the fact of Shareholder Authorization shall be sent via facsimile to the holder not more than (5) five Business Days after such Shareholder Authorization and mailed by certified or registered mail, return receipt requested, at the address for such holder shown on the Corporation's records not more than five (5) Business Days after such Shareholder Authorization. Upon mailing any Automatic Conversion Notice, the Corporation shall issue and deliver at its principal offices to such holder of Series F Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock and a check or cash with respect to any fractional interest in a share of Common Stock to which he shall be entitled as aforesaid in accordance with the Section IV.B. Automatic conversion shall be deemed to have been made on the date the later of the two Automatic Conversion Conditions occurs, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. On the date of such mailing, the certificates representing the Series F Preferred Stock shall be null and void and shall no longer represent an interest in the Corporation. Any Automatic Conversion Notice that is mailed as provided in this subsection (iii) shall be conclusively presumed to have been duly given, whether or not the holder of the Series F Preferred Stock receives such notice; and failure to give such notice or any defect in such notice shall not affect the validity of the proceedings for the automatic conversion of Series F Preferred Stock.

           B. Fractional Shares. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Series F Preferred Stock. In lieu of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of any shares of Series F Preferred Stock, the Corporation shall pay to the holder of such shares an amount in cash (computed to the nearest cent) equal to the closing price of the Common Stock (as reported on the national exchange or quotation system on which the Common Stock is then traded; or, if the Common Stock is not then traded on such an exchange or system, as determined in good faith by the Board of Directors of the Corporation) on the Business Day next preceding the day of conversion, multiplied by the fractional interest that otherwise would have been deliverable upon conversion of such shares.

           C.  Adjustments to Conversion Rate:

               1. Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time after the Preferred Stock Issuance Date the Corporation shall, subject to the restrictions set forth in
               Section IV.D.:

                    (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock,

                    (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or

                    (iii) combine its outstanding shares of Common Stock into a smaller number of shares,

               then in each such case the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of any share of Series F Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subsection shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision or combination.

           D. No impairment. The Corporation will not through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section IV and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of shares of Series F Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of the Series F Preferred Stock, and (ii) will not take any action which results in any adjustment of the Conversion Rate if the total number of shares of Common Stock issuable after the action upon the conversion of all of the shares of Series F Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Restated Articles and available for the purpose of issue upon such conversion.

           E. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this
           Section IV, the Corporation shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series F Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock then outstanding or deemed to be outstanding, and (ii) the Conversion Rate in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof, showing how such Conversion Rate was calculated. The Corporation shall, as promptly as practicable following its receipt of the written request of any holder of shares of Series F Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the Conversion Rate at the time in effect, showing how it was calculated and (ii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series F Preferred Stock.

           F. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series F Preferred Stock at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.


V. Miscellaneous. This Certificate of Determination shall also be governed by the following:

           A. Amendment and Waiver. This Certificate of Determination may be amended or otherwise altered in accordance with applicable law and
           Section III. No amendment, modification or waiver of any provision hereof shall extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon. No course of dealing, and no failure to exercise or delay in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver, amendment or modification of any provision of this Certificate of Determination.

           B. Reacquired Shares. Any shares of Series F Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall, upon their cancellation, become authorized but unissued shares of Preferred Stock of the Corporation, undesignated as to series.

           C. Registration. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Series F Preferred Stock. Upon the surrender of any certificate representing Series F Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series F Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws and any other applicable restrictions. Each such new certificate shall be registered in such name and shall represent such number of shares of Series F Preferred Stock as shall be requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

          D. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit and indemnity of the registered holder, including a bond if so requested by the Corporation, shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Common Stock, Series F Preferred Stock and, in the case of loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the registered holder is a financial institution, its own agreement of indemnity shall be satisfactory), or, in the case of mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Common Stock or Series F Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          E. Definitions. The following terms shall have the following meanings, which meanings shall be equally applicable to the singular and plural forms of such terms:


                      "Business Day" means any day which is not a Saturday or a Sunday or a public holiday or a day on which banks are required or permitted to close under the laws of the State of California.

                      "Common Stock" means the Common Stock of the Corporation without par value.

                      "Conversion Rate" shall have the meaning set forth in
           Section IV.A.(ii).

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at any applicable time.

                      "Person" shall include an individual, a corporation, a limited liability company, an association, a partnership, a limited liability partnership, a trust or estate, a government or any agency or political subdivision thereof, or any other entity.

                      "Preferred Stock Issuance Date" means the date on which the Corporation first issues any shares of Series F Preferred Stock.

          F. Preemptive Rights. The Series F Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

VI. Notices. All notices provided hereunder shall be in writing and shall be delivered by courier, messenger, registered or certified mail, return receipt requested, postage prepaid or by facsimile, receipt confirmed by sender and will be deemed to have been given when so mailed (or receipt confirmed in the case of a facsimile) (i) to the Corporation, at its principal executive offices and (ii) to the holder of Series F Preferred Stock, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder in notice to the Corporation conforming with this Section VI).

VII. Common Stock Reserved. The Corporation shall at all times after the Shareholder Authorization, reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series F Preferred Stock.

SERIES G CONVERTIBLE PREFERRED STOCK

               NOW, THEREFORE, BE IT RESOLVED, that pursuant to Article III of the Restated Articles, the Board of Directors hereby creates the Corporation's

Series G Convertible Preferred Stock and determines the designation of, number of shares constituting, and the rights, preferences, privileges, and restrictions relating to the Series G Convertible Preferred Stock as follows:

     I. Designation and Amount. The number of shares constituting the Series G Convertible Preferred Stock, par value $.01 per share (the "Series G Preferred Stock"), shall be two thousand five hundred (2,500) shares.

    II.    Dividends and Distributions.

          A. Dividends. The holders of Series G Preferred Stock shall not be entitled to receive dividends.

           B. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series G Preferred Stock shall be entitled to receive with respect to each share, out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, a sum equal to One Thousand Dollars ($1000.00) per share (the "Series G Preferred Liquidation Preference"), and no more, before any payment shall be made or any assets distributed to holders of Common Stock or any other capital stock of the Corporation ranking junior as to the payment upon liquidation, dissolution or winding up including, without limitation, all series of Preferred Stock hereafter issued by the Corporation (unless such later issued series has parity or is senior in priority, and has been permitted under
           Section III) (collectively, "Junior Liquidation Stock") and, after June 1, 2002, after all liquidation preference payments to which holders of the Series A Preferred Stock are entitled shall have been made. The Series G Preferred Stock shall be (i) senior as to liquidation to the Common Stock, , the Corporation's Series F Convertible Preferred Stock, par value $0.01 per share (the "Series F Preferred Stock"), and all Junior Liquidation Stock, (ii) junior as to liquidation to the Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred Stock") and Series D Convertible Pay-in-Kind Preferred Stock, par value $.01 per share ("Series D Preferred Stock"), until such time as the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock have consented to parity of liquidation with the Series G Preferred Stock, and, from the time consent is given, on a parity as to liquidation with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock; provided however, that the Series G Preferred Stock shall be on a parity with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred, Series D Preferred only if and to the extent that the Series E Preferred Stock has achieved equal parity with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock, as the case may be, on all matters for which the Series G Preferred Stock has achieved parity with such series and, from the date hereof, on a parity as to liquidation with the Series E Preferred Stock, and (iii) in any case after June 1, 2002, junior to the Series A Preferred Stock. In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series G Preferred Stock and any other class or series of the Corporation's capital stock which has or may hereafter have parity as to liquidation rights with the Series G Preferred Stock (including, the Series A Preferred Stock (prior to June 1, 2002 only), the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, in each case at and after such time as the holders thereof have consented to such parity of liquidation preference but only to the extent that the Series E Preferred Stock has achieved such parity, and the Series E Preferred Stock, collectively the "Parity Liquidation Stock"), the holders of the Series G Preferred Stock and the holders of the Parity Liquidation Stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation preferences of the Series G Preferred Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a merger, consolidation, or other business combination of the Corporation with or into another corporation or other entity nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property shall be considered a liquidation, dissolution or winding up of the Corporation for purposes of this Section II.B. (unless in connection therewith the liquidation of the Corporation is specifically approved by the shareholders of the Corporation). The holder of any shares of Series G Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section II.B. until such holder shall cause to be delivered to the Corporation (i) certificate(s) representing such shares of Series G Preferred Stock and (ii) transfer instruments satisfactory to the Corporation and sufficient to transfer such shares to the Corporation free and clear of any adverse interest.

    III. Voting Rights. If the Series E Preferred Stock retains a separate class vote on such matters ("Separate Class Vote Matters"), any (i) merger, acquisition or sale of all or substantially all assets to which the Corporation is a party and (ii) equity issuance by the Corporation (other than (a) 1,800 shares of Series F Convertible Preferred Stock to the owners of the Corporation's online and internet business, (b) an issuance of 1,100,000 shares of Common Stock (or shares convertible into such number of shares of Common Stock) in connection with the bankruptcy of Zany Brainy, Inc. and its Affiliates, (c) pursuant to the conversion of outstanding convertible equity of the Corporation and (d) issuance of shares of Series E Preferred Stock), shall require the consent of the holders of at least a majority of the outstanding shares of Series G Preferred Stock, voting together as a separate class. If the Series E Preferred Stock ceases to retain a separate class vote on Separate Class Vote Matters, the holders of the Series G Preferred Stock shall be entitled to vote with the holders of the Common Stock with respect to matters set forth in clauses (i) and (ii) in the preceding sentence and such vote shall be determined on an as-converted basis with each share of Series G Preferred Stock providing its holder with a number of votes equal to the number of shares of Common Stock into which such share of Series G Preferred Stock is convertible.

    In addition, consent of the holders of at least a majority of the shares of Series G Preferred Stock (unless the consent of a greater percentage is required by applicable law or the Corporation's articles of incorporation as then in effect), voting together as a single class, will be required for (a) each amendment of the Corporation's articles of incorporation as then in effect which adversely affects the relative rights, preferences, qualifications, limitations or restrictions of the Series G Preferred Stock, or (b) any reclassification of the Series G Preferred Stock. Except for such consent rights and such voting rights as may be provided by applicable law or herein, the Series G Preferred Stock shall have no voting rights as a separate Series except the right to vote as a separate series within the class of preferred stock as to any matters regarding the modification of the rights, privileges or terms of the Series G Preferred Stock. Any required vote of the Series G Preferred Stock as a separate series will be accomplished by the vote of a majority of the shares of such series. A class vote on the part of the Series G Preferred Stock specifically shall not be required (except as otherwise required by law or resolution of the Corporation's Board of Directors) in connection with the authorization, issuance or increase in the amount of any notes, bonds, mortgages, debentures or other obligations of the Corporation not convertible into or exchangeable, directly or indirectly, for equity of the Corporation.

    IV.    Conversion

           A.  Automatic and Voluntary Conversion.

                  (i) Automatic Conversion. The Series G Preferred Stock shall automatically convert into Common Stock (without a liquidation preference) immediately upon (and not before) (1) approval of the conversion feature in the Series G Preferred Stock by the Corporation's holders of Common Stock and (2) authorization by the Corporation's holders of Common Stock of sufficient additional Common Stock to permit such conversion (collectively, "Shareholder Authorization").

                  (ii) Conversion Rate. Series G Preferred Stock shall be convertible into that number of fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by multiplying the number of shares of Series G Preferred Stock by 1,000, as adjusted from time to time as provided in Section IV.C. (the "Conversion Rate"), and by surrender of such shares of Series G Preferred Stock so to be converted in the manner provided in
                  Section IV.A.(iii).

                  (iii) Mechanics of Automatic Conversion. Notice of automatic conversion of the Series G Preferred Stock ("Automatic Conversion Notice") specifying the time of conversion, the Conversion Rate, the fact of Shareholder Authorization and the paragraph pursuant to which such conversion occurred, shall be sent via facsimile to the holder not more than five (5) Business Days after such Shareholder Authorization and mailed by certified or registered mail, return receipt requested, at the address for such holder shown on the Corporation's records not more than five (5) Business Days after such Shareholder Authorization. Upon mailing any Automatic Conversion Notice, the Corporation shall issue and deliver at its principal offices to such holder of Series G Preferred Stock, or to his nominee or nominees, a certificate or certificates representing the number of shares of Common Stock and a check or cash with respect to any fractional interest in a share of Common Stock to which he shall be entitled as aforesaid in accordance with the Section IV.B. Automatic conversion shall be deemed to have been made on the date the later of the two Automatic Conversion Conditions occurs and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. On the date of such mailing, the certificates representing the Series G Preferred Stock shall be null and void and shall no longer represent an interest in the Corporation. Any Automatic Conversion Notice that is mailed as provided in this subsection (iii) shall be conclusively presumed to have been duly given, whether or not the holder of the Series G Preferred Stock receives such notice; and failure to give such notice or any defect in such notice shall not affect the validity of the proceedings for the automatic conversion of Series G Preferred Stock.

           B. Fractional Shares. No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Series G Preferred Stock. In lieu of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of any shares of Series G Preferred Stock, the Corporation shall pay to the holder of such shares an amount in cash (computed to the nearest cent) equal to the closing price of the

           Common Stock (as reported on the national exchange or quotation system on which the Common Stock is then traded; or, if the Common Stock is not then traded on such an exchange or system, as determined in good faith by the Board of Directors of the Corporation) on the Business Day next preceding the day of conversion, multiplied by the fractional interest that otherwise would have been deliverable upon conversion of such shares.

           C.  Adjustments to Conversion Rate:

               1. Stock Dividends, Subdivisions and Combinations. In case at any time or from time to time after the Preferred Stock Issuance Date the Corporation shall, subject to the restrictions set forth in
               Section IV.D.:

                    (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock,

                    (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or

                    (iii) combine its outstanding shares of Common Stock into a smaller number of shares,

               then in each such case the Conversion Rate in effect immediately prior to such action shall be adjusted so that the holder of any share of Series G Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Corporation which he would have owned or been entitled to receive immediately following such action had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this subsection shall become effective immediately after the record date, in the case of a dividend or distribution, or immediately after the effective date, in the case of a subdivision or combination.

           D. No impairment. The Corporation will not through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section IV and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of shares of Series G Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of stock on the conversion of the Series G Preferred Stock, and (ii) will not take any action which results in any adjustment of the Conversion Rate if the total number of shares of Common Stock issuable after the action upon the conversion of all of the shares of Series G Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Restated Articles and available for the purpose of issue upon such conversion.

           E. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Rate pursuant to this
           Section IV, the Corporation shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each

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           holder of shares of Series G Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the number of shares of Common Stock then outstanding or deemed to be outstanding, and (ii) the Conversion Rate in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof, showing how such Conversion Rate was calculated. The Corporation shall, as promptly as practicable following its receipt of the written request of any holder of shares of Series G Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the Conversion Rate at the time in effect, showing how it was calculated and (ii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series G Preferred Stock.

           F. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series G Preferred Stock at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.


V. Miscellaneous. This Certificate of Determination shall also be governed by the following:

           A. Amendment and Waiver. This Certificate of Determination may be amended or otherwise altered in accordance with applicable law and
           Section III. No amendment, modification or waiver of any provision hereof shall extend to or affect any obligation not expressly amended, modified or waived or impair any right consequent thereon. No course of dealing, and no failure to exercise or delay in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver, amendment or modification of any provision of this Certificate of Determination.

           B. Reacquired Shares. Any shares of Series G Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall, upon their cancellation, become authorized but unissued shares of Preferred Stock of the Corporation, undesignated as to series.

           C. Registration. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Series G Preferred Stock. Upon the surrender of any certificate representing Series G Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series G Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws and any other applicable restrictions. Each such new certificate shall be registered in such name and shall represent such number of shares of Series G Preferred Stock as shall be requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

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

          D. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit and indemnity of the registered holder, including a bond if so requested by the Corporation, shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Common Stock, Series G Preferred Stock and, in the case of loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the registered holder is a financial institution, its own agreement of indemnity shall be satisfactory), or, in the case of mutilation, upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Common Stock or Series G Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          E. Definitions. The following terms shall have the following meanings, which meanings shall be equally applicable to the singular and plural forms of such terms:

                      "Affiliate" of a Person means a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                      "Business Day" means any day which is not a Saturday or a Sunday or a public holiday or a day on which banks are required or permitted to close under the laws of the State of California.

                      "Common Stock" means the Common Stock of the Corporation without par value.

                      "Conversion Rate" shall have the meaning set forth in
           Section IV.A.(ii).

                      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at any applicable time.

                      "Person" shall include an individual, a corporation, a limited liability company, an association, a partnership, a limited liability partnership, a trust or estate, a government or any agency or political subdivision thereof, or any other entity.

                      "Preferred Stock Issuance Date" means the date on which the Corporation first issues any shares of Series G Preferred Stock.

          F. Preemptive Rights. The Series G Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

VI. Notices. All notices provided hereunder shall be in writing and shall be delivered by courier, messenger, registered or certified mail, return receipt requested, postage prepaid or by facsimile, receipt confirmed by sender and will be deemed to have been given when so mailed (or receipt confirmed in the case of a facsimile) (i) to the Corporation, at its principal executive offices and (ii) to the holder of Series G Preferred Stock, at such holder's address as it

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

appears in the stock records of the Corporation (unless otherwise indicated by any such holder in notice to the Corporation conforming with this Section VI).

VII. Common Stock Reserved. The Corporation shall at all times after the Automatic Conversion Conditions are met, reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series G Preferred Stock.


        The undersigned further certify that (i) the number of shares of Series E Convertible Preferred Stock is 16,818.815 shares, none of which shares have been issued, (ii) the number of shares of Series F Convertible Preferred Stock is 1,800 shares, none of which shares have been issued, (iii) the number of shares of Series G Convertible Preferred Stock is 2,500 shares, none of which shares have been issued, (iv) the holders of a majority of the Corporation's Series A Mandatorily Redeemable Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock, voting together as a class, have approved this Amendment to the Corporation's Articles of Incorporation pursuant to Section 902 of the General Corporation Law of the State of California, (v) the total number of outstanding shares of the Corporation's Series A Mandatorily Redeemable Preferred Stock is 30,000, of the Series B Convertible Preferred Stock is 16,500 and of the Series C Convertible Preferred Stock is 37,333, for a total of 83,833, (vi) the number of shares of the Corporation's Series A Mandatorily Redeemable Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, voting together as a class, voting in favor of this amendment exceeded the vote required, which was a majority and (vii) the Corporation's Series A Mandatorily Redeemable Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock, voting together as a class, have approved the parity of liquidation preference of the Series E Preferred Stock and the Series G Preferred Stock. The undersigned declares under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of his or her own knowledge.

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                                 SIGNATURE PAGE

Date:   September 5, 2001                          /s/ Jerry R. Welch
                                                  --------------------
                                                      Jerry R. Welch
                                                  President and Chief Executive
                                                         Officer





Date:   September 5, 2001                          /s/ Raymond P. Springer
                                                  ------------------------
                                                     Raymond P. Springer
                                                  Secretary and Chief Financial
                                                          Officer

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